138 P2 06/24

FRANKLIN INVESTORS SECURITIES TRUST

SUPPLEMENT DATED JUNE 26, 2024

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

EACH DATED MARCH 1, 2024, OF

FRANKLIN LOW DURATION U.S. GOVERNMENT SECURITIES FUND (THE “FUND”)

This supplement replaces and supersedes the supplement dated May 1, 2024.

1) Effective July 1, 2024, investments of $250,000 or more in Class A and Class A1 shares will not be charged a sales charge, but will be subject to a 1% contingent deferred sales charge, if sold within 18 months of purchase. Therefore, the following is added to the end of footnote 1 under the “Shareholder Fees” table in the section titled “Fund Summary – Fees and Expenses of the Fund” in the Fund’s Prospectus:

Effective July 1, 2024, this 1% contingent deferred sales charge will be applied to investments of $250,000 or more for shares sold within 18 months of purchase.

2) Effective July 1, 2024, the following replaces the table in the section titled “Your Account – Choosing a Share Class – Class A, A1 & C” in the Fund’s Prospectus:

Sales Charges - Class A & A1

when you invest this amount	the sales charge makes up this % of the offering price[1]	which equals this % of your net investment[1]
Under $100,000	2.25	2.30
$100,000 but under $250,000	1.75	1.78
$250,000 or more	0.00	0.00

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

3) Effective July 1, 2024, the following replaces the table in the section titled “Your Account – Account Policies – Dealer Compensation” in the Fund’s Prospectus:

	Class A	Class A1	Class C
Commission (%)	--	1.00[1]	--
Investment under $100,000	2.00	--	--
$100,000 but under $250,000	1.75	--	--
$250,000 or more	Up to 1.00	--	--
12b-1 fee to dealer	0.25[2]	0.10[2]	0.65[3]

1. Commission includes advance of the first year's 0.25% 12b-1 service fee. Distributors may pay a prepaid commission. However, Distributors does not pay a prepaid commission on any purchases by Employer Sponsored Retirement Plans.

2. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

3. Dealers may be eligible to receive up to 0.25% at the time of purchase and may be eligible to receive 1% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase. After approximately eight years, Class C shares convert to Class A shares and dealers may then be eligible to receive the 12b-1 fee applicable to Class A.

4) Effective July 1, 2024, the following replaces the table in the section titled “Buying and Selling Shares – Initial sales charges – Financial intermediary compensation” in the Fund’s SAI:

Amount of Investment	For Funds with an initial sales charge of 2.25% (%)
Under $100,000	2.00
$100,000 but under $250,000	1.75
$250,000 but under $10 million	1.00
$10 million but under $50 million	0.50
$50 million or more	0.25

Please retain this supplement for future reference.